UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8- K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2015

SNYDER’S-LANCE, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	0- 398 (Commission File Number)	56- 0292920 (IRS Employer Identification No.)
13515 Ballantyne Corporate Place Charlotte, North Carolina 28277 (Address of Principal Executive Offices) Registrant’s telephone number, including area code: (704) 554-1421

Check the appropriate box below if the Form 8- K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
❑	Pre- commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
❑	Pre- commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01 Other Events

On December 14, 2015, Snyder’s-Lance, Inc. (“Snyder’s-Lance”) issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with the previously announced merger agreement under which Snyder’s-Lance will acquire all of the issued and outstanding shares of common stock of Diamond Foods, Inc., a Delaware corporation (“Diamond”). On November 11, 2015, Snyder’s Lance and Diamond filed Pre-Merger Notification and Report Forms required under the HSR Act with the U.S. Federal Trade Commission. The expiration of the waiting period under the HSR Act satisfies one of the closing conditions of the pending acquisition, which remains subject to other customary closing conditions, including receipt of stockholder approvals.

A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Where You Can Find More Information

Snyder’s-Lance has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary proxy statement/prospectus. Snyder’s-Lance plans to mail its stockholders the definitive proxy statement/prospectus in connection with the acquisition. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SNYDER’S-LANCE, DIAMOND, THE ACQUISITION AND RELATED MATTERS. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and other documents filed with the SEC by Snyder’s-Lance through the website maintained by the SEC, at www.sec.gov. In addition, investors and stockholders may obtain free copies of the preliminary proxy statement/prospectus and other documents filed by Snyder’s-Lance with the SEC by contacting Mark Carter, VP Strategic Initiatives and Investor Relations Officer at (704) 557-8386.

Participants in the Solicitation

Snyder’s-Lance, Diamond, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the respective stockholders of Snyder’s-Lance and Diamond in respect of the transactions contemplated by the preliminary proxy statement/prospectus. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the respective stockholders of Snyder’s-Lance and Diamond in connection with the proposed acquisition is set forth in the preliminary proxy statement/prospectus and will be set forth in the definitive proxy statement/prospectus when it is filed with the SEC. Information regarding Snyder’s-Lance’s directors and executive officers is in its definitive proxy statement filed with the SEC on April 1, 2015, its Annual Report on Form 10-K filed with the SEC on March 4, 2015 and certain of its current reports on Form 8-K filed with the SEC. Information regarding Diamond’s directors and executive officers is contained in its Amendment No. 1 on Form 10-K/A filed with the SEC on November 24, 2015. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the preliminary proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and will be contained in the definitive proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Information about Forward Looking Statements

This press release contains statements which may be forward looking within the meaning of applicable securities laws. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. The statements may include, without limitation, statements regarding the expected completion of the acquisition of Diamond Foods, Inc., the time frame in which the acquisition will occur, and the expected benefits to Snyder's-Lance from completing the acquisition. The statements are subject to a number of risks and uncertainties. Factors that could cause actual results to differ include, among other things, regulatory approval of the proposed acquisition or that other conditions to the closing of the deal may not be satisfied, the failure to satisfy each of the other conditions to the consummation of the merger, the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement, the successful integration and realization of the anticipated benefits from the proposed acquisition, the ability of Snyder's-Lance to achieve its strategic initiatives, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the "Risk Factors" section of Snyder's-Lance's most recent Annual Report on Form 10-K and other reports filed by Snyder’s-Lance with the SEC. Except as required by law, Snyder's-Lance undertakes no obligation to update or revise publicly any forward-looking statement as a result of new information, future developments or otherwise.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release issued by Snyder’s-Lance, dated December 14, 2015, announcing expiration of the HSR waiting period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNYDER'S- LANCE, INC.
(Registrant)

Date: December 14, 2015

By:   /s/ Rick D. Puckett

Rick D. Puckett

Executive Vice President, Chief Financial Officer

and Chief Administrative Officer